AMENDED SCHEDULE A DATED AUGUST 25, 2010

                                       To

Amended and Restated Agreement and Declaration of Trust of WT Mutual Fund Dated
                                 March 15, 2002

                       Schedule of Portfolios and Classes


   Portfolio                                           Class of Shares
   ---------                                           ----------------
   1. Wilmington Prime Money Market Fund             Institutional Shares
                                                     Service Shares
                                                     W Shares

   2. Wilmington Tax-Exempt Money Market Fund        Institutional Shares
                                                     W Shares

   3. Wilmington U.S. Government Money Market Fund   Institutional Shares
                                                     Service Shares
                                                     W Shares

   4. Wilmington Broad Market Bond Fund              Institutional Shares
                                                     A Shares

   5. Wilmington Municipal Bond Fund                 Institutional Shares
                                                     A Shares

   6. Wilmington Short/Intermediate-Term Bond Fund   Institutional Shares
                                                     A Shares

   7. Wilmington Multi-Manager International Fund    Institutional Shares
                                                     A Shares

   8. Wilmington Multi-Manager Real Asset Fund       Institutional Shares
                                                     A Shares

   9. Wilmington Large-Cap Strategy Fund             Institutional Shares
                                                     A Shares

   10. Wilmington Small-Cap Strategy Fund            Institutional Shares
                                                     A Shares

   11. Wilmington Aggressive Asset Allocation Fund   Institutional Shares
                                                     A Shares

   12. Wilmington Conservative Asset Allocation Fund Institutional Shares
                                                     A Shares


                                      A-1